December 23, 2025

ULTIMUS MANAGERS TRUST

HVIA EQUITY FUND

Institutional Class (HVEIX)

Investor Class* (HVENX)

Supplement to the Prospectus and the Statement of Additional Information,
both dated June 28, 2025, as supplemented

This supplement updates certain information in the Prospectus and the Statement of Additional Information (the “SAI”) of the HVIA Equity Fund (the “Fund”), a series of Ultimus Managers Trust, as described below. For more information or to obtain a copy of the Prospectus or the SAI, free of charge, please contact the Fund at 1-888-209-8710.

The following changes are made in the Prospectus and SAI for the Fund:

Effective immediately, Ron Mayfield no longer serves as Portfolio Manager of the Fund. All references to Mr. Mayfield with respect to the Fund are hereby removed from the Prospectus and SAI. Effectively immediately, Mr. Steven Maurer serves as Portfolio Manager of the Fund and no changes to the Fund’s investment objectives or principal investment strategies are contemplated at this time.

The following disclosure replaces in its entirety the disclosure in the section entitled “RISK/RETURN SUMMARY” -- “MANAGEMENT OF THE FUND,” beginning on page 6 of the Prospectus:

Orange Investment Advisors, Inc. is the Fund’s investment adviser.

Portfolio Manager	Investment Experience with the Fund	Primary Title with Adviser
Steven Maurer	Since December 2025	Portfolio Manager

The following disclosure replaces in its entirety the disclosure in the section entitled “Portfolio Managers” beginning on page 10 of the Prospectus:

The following individual has primary responsibility for the day-to-day management of the Fund’s portfolio:

Steven Maurer, CAIA®, is the Portfolio Manager of the Fund. Mr. Maurer has been a Portfolio Manager of the Adviser since January 2023. Prior to joining the Adviser, Mr. Maurer operated a small service business from 2015 to 2023. Prior to that, Mr. Maurer was with Maple Securities USA (and a spin-off, MANE Fund Management) for 14 years running quantitative proprietary equity trading strategies for the firm and acting as a Partner for their hedge fund. He also spent

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three years with Spear, Leeds & Kellogg, designing and building automated equity trading strategies for market makers, program traders and index arbitrageurs. From 1992 to 1997 he was with Fidelity Investments in their Brokerage Group where he completed the Fidelity Brokerage Management Development Program and started and ran a regional stock exchange specialist operation. Mr. Maurer also had stints in securities operations at Brown Brothers Harriman in their Global Custody Division and State Street Research & Management in Pension Portfolio Accounting. He has over 30 years of total industry experience. Mr. Maurer graduated from the Yale School of Management in New Haven, CT with a Master of Business Administration (M.B.A.), with an emphasis in International Securities Markets. Prior to that, he obtained a Bachelor of Science in Business Administration with a major in Finance and a minor in Economics from the University of Montana. Mr. Maurer is Trustee Emeritus for the University of Montana Foundation where he served on the Investment Committee. He holds the Chartered Alternative Investment (CAIA®) designation.

The following disclosure replaces in its entirety the disclosure in the section entitled “INVESTMENT ADVISER – Portfolio Managers – Other Accounts Managed by the Portfolio Manager” beginning on page 14 of the SAI:

Portfolio Manager

The Fund is managed by Steven Maurer (the “Portfolio Manager”), who is responsible for the day-to-day implementation of investment strategies for the Fund.

Other Accounts Managed by the Portfolio Manager

In addition to the Fund, the Portfolio Manager is responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of December 22, 2025.

Portfolio Manager Type of Accounts		Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (million)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance (million)
Steven Maurer	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	311	$214	0	$0

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The following disclosure replaces in its entirety the disclosure in the section entitled “INVESTMENT ADVISER – Portfolio Manager – Compensation” beginning on page 15 of the SAI:

Steven Maurer is not compensated directly by the Fund. He receives a salary plus a bonus from the Adviser. As such, performance and asset levels of the Fund will directly affect the profits of the Adviser (and, indirectly, the total compensation paid to Mr. Maurer.)

The following disclosure replaces in its entirety the disclosure in the section entitled “INVESTMENT ADVISER – Portfolio Manager – Ownership of Fund Shares” beginning on page 15 of the SAI:

The table below shows the value of shares of the Fund beneficially owned by the Portfolio Manager of the Fund as of December 22, 2025 stated as one of the following ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; and over $1,000,000.

Name of Portfolio Manager	Dollar Range of Shares of the Fund
Steven Maurer	None

*Shares not currently offered.

Investors Should Retain this Supplement for Future Reference

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